Exhibit 99.26

Form No. 5

UNITED STATES BANKRUPTCY COURT
FOR THE DISTRICT OF MARYLAND
OFFICE OF UNITED STATES TRUSTEE

In re: Startec Global Operating Company
	)	CHAPTER 11
	)	Case No. 01-25009 DK
)
Debtor(s))

MONTHLY OPERATING REPORT

For the Month Ending August 31, 2003

FINANCIAL BACKGROUND INFORMATION

1.                                       ACCOUNTING BASIS:                                                                                                             Cash                Accrual   X

2.                                       PREPARER:  State the name, address, telephone number and position of the person(s) who actually compiled the information contained in this report.

Prabhav Maniyar, 1151 Seven Locks Road, Potomac, MD  20854

(301) 610-4300

3.                                       EMPLOYEE INFORMATION:

Number of employees paid this period:	136
Current number of employees:	129
Gross monthly payroll:*
Officers, directors, and principals	173,431
Other employees	510,688
All post-petition payroll obligations including payroll taxes are current (Circle One)	YES ☒	NO ☐
Exceptions:

* Represents gross payroll processed and paid during the month ending August  31, 2003.  Actual expense incurred during period shown on Form 6.

4.                                       Have there been any CHANGES IN THE NATURE OF YOUR BUSINESS or STATUS OF OPERATIONS since the last reporting period?  Yes / No  If yes, explain:

No.

UNAUDITED
PRELIMINARY, TENTATIVE AND SUBJECT TO MATERIAL CHANGE

1

5.                                       Are all BUSINESS LICENSES or BONDS current?                                                                                                                           YES

6.                                       PRE-PETITION ACCOUNTS RECEIVABLE:

A. Beginning Balance (previous month’s ending balance)	$4,830,444
B. Collected this Period	$—
C. Offsets/Credits and Reclass	$—
D. Ending Balance (1)	$4,830,444

7.                                       POST-PETITION ACCOUNTS RECEIVABLE:

A. Beginning Balance (previous month’s ending balance)	$14,991,732
B. Incurred this Period	$3,432,335
C. Collected this Period	$(2,916,753)
D. Intercompany billing	$348,217
E. Offsets / Credits / write off / Reclass	$(121,006)
F. Unbilled revenue adjustment	$(58,087)
G. Ending Balance(1)	$15,676,439

Ending Balance Aging (2):

0-30 Days:	$4,643,986
31-60 Days:	$2,735,277
Over 60 Days:	8,297,175

If there are any post-petition Accounts Receivable over 60 days, provide Schedule AR giving a listing of such accounts and explaining the delinquencies.   See Aging attached to Form 6.

(1) Does not include approximately $150 million in intercompany accounts receivable.  Since the petition date, the Company has collected approximately $13.0 million related to prepetition intercompany accounts receivable.

(2) See aging attached to Form 6

8.                                       POST-PETITION ACCOUNTS PAYABLE:

A. Beginning Balance (previous month’s ending balance)	$11,053,618
B. Incurred this Period	$4,601,914
C. Pay this Period	$(3,566,488)
D. Settlements	$—
E. Offsets/ Credits / Write off	$—
F. Ending Balance	$12,089,044

Ending Balance Aging:

0-30 Days:	$4,980,878
31-60 Days:	$708,706
Over 60 Days:	6,399,460

If there are any post-petition Accounts Payable over 30 days, provide Schedule AP giving a listing of such accounts and explaining the delinquencies. - See aging attached to Form 6.

9.                                       TAXES:  Are all taxes being paid to the proper taxing authorities when due?  NO (1)

On the attached IRS Form 6123 report all tax deposits made with any financial institution for federal employment taxes during the reporting period.  Be sure the form is complete and signed by an authorized employee of the receiving institution or taxing authority.  Also attach copies of the monthly sales tax statement, payroll tax statement, unemployment tax statement AND real estate tax statement with evidence of payment of these taxes.

(1) The debtor is currently negotiating with tax authorities on settlement of certain pre-petition taxes that it was authorized to pay. The debtor has paid all known post-petition taxes that became due and payable during the month ending August 31, 2003.

2

10.                                 BANK ACCOUNTS:  Have you changed banks or any other financial institution during this period?  NO

11.                                 Are all BOOKS AND RECORDS of the debtor(s) being maintained monthly and are all current?  YES

12.	INSURANCE:	Policy expiration dates:
	Auto and truck	10/1/2003 *
	Fire	10/1/2003 *
	D&O Insurance	10/28/2003 *
	Liability	10/1/2003 *
	Workers Comp.	10/1/2003 *

* - The insurance policies are held by Startec Global Communication Corporation, Case No. 01-25013 DK

13.                                 ACTIONS OF DEBTOR:  During the last month, did the Debtor:

(a)                                  Fail to defend or opposed any action seeking to dispossess the debtor from control or custody of any asset of the estate?  NO

If yes, explain:

OR  consent to relief from the automatic stay (S362)?  NO

(b)                                 Maintain such stock, inventory, raw materials, insurance, employees and other resources as are necessary to preserve and maintain the going concern value of the assets of the debtor?  YES

If no, explain:

14.                                 TRANSFER OR SALE OF PROPERTY:  Did the Debtor or any person with control over any of Debtor’s assets transfer, convey or abandon any of Debtor’s assets to another party during the period of this report other than as set forth herein (including sales by creditors)?  NO

If yes, explain:

If yes, a copy of court order authorizing the referenced action must be attached.

Please discuss any pending motions to sell estate assets:

Type of Motion	Brief Description of Asset	Projected Income
$
$

You may attach a copy of the notice of sale in lieu of completing the description.  Indicate if notice(s) attached.   NO

15.                                 PAYMENTS TO SECURED CREDITORS during Reporting Period:

Creditor	Frequency of Payments per Contract	Amount of Each Payment	Next Payment Due	Post-Petition Payments not Made: Numbers and Amounts
Allied Capital Corporation	Monthly		10/1/2002	$246,088
Allied Capital Corporation	Monthly		11/1/2002	$246,088
Allied Capital Corporation	Monthly		12/1/2002	$238,150
Allied Capital Corporation	Monthly		1/1/2003	$246,088
Allied Capital Corporation	Monthly		2/1/2003	$222,273
Allied Capital Corporation	Monthly		3/1/2003	$246,088
Allied Capital Corporation	Monthly		4/1/2003	$246,088
Allied Capital Corporation	Monthly		5/1/2003	$246,088
Allied Capital Corporation	Monthly		6/1/2003	$238,149
Allied Capital Corporation	Monthly		7/1/2003	$246,088
Allied Capital Corporation	Monthly		8/1/2003	$246,088

3

16.                                 PAYMENTS TO PROFESSIONAL (Attorneys, Accountants, Real Estate Agents, Auctioneers, Appraisers, etc.) during Reporting Period:

Professional	Service	Payment Made
Wilmer Cutler Pickering	Bankruptcy Fees	$30,000
Shulman Rogers Gandal Pordy & Eacker	Bankruptcy Fees	$36,533

Note:  If payments were made to any professional during the reporting period, a copy of the order authorizing payment must be attached.

17.                                 QUARTERLY U.S. TRUSTEE FEES paid during Reporting Period:

Monthly Disbursements:
Month 1 (current quarter)	$(4,850,938.03)
Month 2 (current quarter)	$(4,213,931.00)
Month 3 (current quarter)	$—
Total	$(9,064,869.03)

18.                                 VERIFICATION

I declare under penalty of perjury that the information contained in this Monthly Operating Report (including schedules) is true and correct to the best of my knowledge, information and belief.

Dated:	September 26, 2003	DEBTOR IN POSSESSION
		By:	Prabhav Maniyar
		Name/Title:	Chief Financial Officer, Director and Secretary
		Address:	1151 Seven Locks Road Potomac, MD 20854
		Telephone:	(301) 610-4300

REMINDER:  Attach copies of debtor in possession bank statements.

4

Form No. 6

UNITED STATES BANKRUPTCY COURT

FOR THE DISTRICT OF MARYLAND

OFFICE OF UNITED STATES TRUSTEE

In re: Startec Global Operating Company	)	CHAPTER 11
	)	Case No. 01-25009 DK
)
)

MONTHLY OPERATING REPORT

INCOME STATEMENT

(Business Debtor, Accrual Basis)

For the Month Ended August 31, 2003

(All figures refer to post-petition transactions)

	This Month	Year to Date
A. TOTAL SALES/INCOME	$2,857,409	$23,857,399
COST OF SALES:
Intercompany revenues	$(2,052,219)	$(13,214,906)
Purchased Services	$4,016,717	$29,637,105
B. SUBTOTAL Cost of Sales	$1,964,498	$16,422,199
C. GROSS PROFIT (A - B)	$892,910	$7,435,200
OPERATING EXPENSES:
Salaries and Payroll Taxes	$868,626	$7,927,550
Office expense	$56,943	$569,250
Education /Training	$(1)	$3,468
Professional Fees	$65,199	$289,028
Rent and Facilities Expense	$134,075	$1,117,033
Sales and Marketing	$168,623	$1,941,593
Travel	$48,557	$254,544
Other Operating Expenses incl. Year end adjustments	$380	$494,320
Billing Fees	$95,432	$696,671
Taxes/fees other than income taxes	$30,436	$174,974
Allocated to Affiliates	$(605,683)	$(4,798,096)
D. SUBTOTAL Operating Expenses	$862,587	$8,670,335
E. PROFIT/LOSS FROM OPERATION (C-D)	$30,323	$(1,235,135)
Other Income (Expenses)
Interest Expense	$(248,465)	$(1,969,362)
Interest Income	$6,059	$51,536
Other Non-Operating Income & Expense	$7,218	$42,563
Gain on Pre Petition Settlements	$—	$(73,756)
Gain / Loss on Foreign Currency Exchange	$(1,051)	$(580)
Depreciation and amortization	$(783,742)	$(6,758,208)
Gain/ (Loss) on Impairment of PCI (1)	$443,208	$(9,082,225)
Equity earnings in subs	$—	$7,789
F. SUBTOTAL Other Income (Expenses)	$(576,773)	$(17,782,244)
G. Income Tax Expense	—	—
H. NET INCOME (LOSS) (E+F)	$(546,450)	$(19,017,378)

(1)  Includes a “Loss on Impairment” of approximately $7.8 million relating to certain cable assets recognized in June 2003, and the sale of PCI Communications, Inc., a wholly owned subsidiary of Startec Global Communication Corporation. Subsequently, Startec Global Operating received $443,208 cash from PCI and was recognized as a gain on impairment of PCI.  See Schedule A & B attached to June 2003 Monthly Operating Reports (MOR’s) for explanation.

UNAUDITED
PRELIMINARY, TENTATIVE AND SUBJECT TO MATERIAL CHANGE

NOTE:  Accrual basis reporters must attach Forms Nos. 8 and 9 (the Cash Reconciliation Reports) or a standard Statement of Sources and Uses of Cash to this Report.

Case Number 01-25009     Debtor: Startec Global Operating Company

SCHEDULE AR (Accounts Receivable)

As of August 31, 2003

(List Post-Petition Receivables Only)(1)

Debtor (Due From)	Total Due	Date Incurred	Past Due 31-60 Days	Past Due Over 60 Days
Retail	9,171,865	Daily	2,292,082	3,254,626
Commercial	6,504,573	Daily	443,196	5,042,549

Total	15,676,439		2,451,069	8,304,350

NOTE:  Accrual basis reporters must attach Forms Nos. 8 and 9 (the Cash Reconciliation Reports) or a standard Statement of Sources and Uses of Cash to this Report.

(1) Due to voluminous nature of aging reports, accounts receivable aging information is presented in summary form.  Detailed aging are available upon request.

Case Number 01-25009     Debtor: Startec Global Operating Company

SCHEDULE AP (Accounts Payable)

As of August 31, 2003

(List Post-Petition Payables Only) (2)

Due To	Total Due	Date Incurred	Past Due 31-60 Days	Past Due Over 60 Days
Trade vendors (3)	$12,089,044	Daily	708,706	6,399,460

NOTE:  Accrual basis reporters must attach Forms Nos. 8 and 9 (the Cash Reconciliation Reports) or a standard Statement of Sources and Uses of Cash to this Report.

(2) Due to voluminous nature of aging reports, accounts payable aging information is presented in summary form. Detailed aging are available upon request.

(3) Trade vendor balances are stated gross of prepayments and offsets included in current assets on the balance sheet.

Form No. 8

UNITED STATES BANKRUPTCY COURT
FOR THE DISTRICT OF MARYLAND
OFFICE OF UNITED STATES TRUSTEE

In re: Startec Global Operating Company	)	CHAPTER 11
	)	Case No.	01-25009 DK
)
Debtors (s))

CASH RECONCILIATION REPORT
Operating Account
(Business Debtor, Accrual Basis)

For the Month Ending August 31, 2003
(All figures refer to post-petition transactions)

	Operating Account	Totals
A. Beginning Cash Balance from Balance Sheet		$(730,744)
B. Net Income for month		$(546,450)
Expenses not requiring cash:
Depreciation	$783,742
Prior period adjustments	$—
Other Non-cash Expenses	$—
Debt Settlement (Gain) or Loss	$—
C. SUBTOTAL Expenses Not Requiring Cash		$783,742
D. Total Cash from Operations (A+B+C)		$(493,452)
Other Sources/Uses of Cash:
Decrease (Incr) - Accounts Receivable	(501,752)
Decrease (Incr) - Receivables from employees and affiliates	(340,989)
Decrease (Incr) - Other receivables	(5,582)
Decrease (Incr) Prepayments/Deposits	(36,252)
Decrease (Incr) - Equipment	2,888
Increase (Decr) - Accounts Payable	1,026,537
Increase (Decr) - Accrued Expenses	210,463
Increase (Decr) - DIP financing	246,088
Increase (Decr) - Vendor Financing CIT,IBM,	(36,276)
E. Subtotal Other Sources/Uses of Cash		$565,125
F. Ending Cash Balance (D+E)		$71,673
Ending Balance per Bank Statement:
SunTrust		44,577
SunTrust		521,114
Merrill Lynch		348,009
Huntington Lockbox account		119,722
Chevy Chase operating		8,302
Chevy Chase		5,470
Chevy Chase Employee Insurance account		—
Chevy Chase restricted investment
Cash on Hand		18,010
State Bank of India		180,000
Total Ending Balance per Bank Statement	$1,245,204
Less Outstanding Checks:
SunTrust		1,084,180
First Union		87,154
Huntington Lockbox account
Chevy Chase		2,470
Chevy Chase Employee Insurance account		3,474
First Union		11,663
Total Outstanding Checks	$1,188,941
Add: Deposits in Transit:
Merrill Lynch		—
Chevy Chase account		—
SunTrust		—
SunTrust		15,409
Total Deposits in Transit	$15,409
G. RECONCILIED BANK BALANCE		$71,673

Ending Cash Balance (F) and Reconcilied Bank Balance (G) Should be Equal.

Attach Bank Statements.

UNAUDITED

PRELIMINARY, TENTATIVE AND SUBJECT TO MATERIAL CHANGE

Form No. 9

UNITED STATES BANKRUPTCY COURT
FOR THE DISTRICT OF MARYLAND
OFFICE OF UNITED STATES TRUSTEE

In re: Startec Global Operating Company	)	CHAPTER 11
	)	Case No.	01-25009 DK
)
Debtors (s))

CASH RECONCILIATION REPORT
Payroll and Tax Accounts
(Business Debtor, Accrual Basis)

For the Month Ending August 31, 2003
(All figures refer to post-petition transactions)

	Payroll Account		Tax Account
A. Beginning Cash Balance from Balance Sheet		$1,688.61	$
B. Cash Receipts	$		$
C. Transfers from Operating Accounts		$674,470	$
D. Other:	$		$
E. Other:	$		$
F. TOTAL CASH RECEIPTS (A+B+C+D+E)		$676,159		$—
G. Cash Available
Cash Disbursements:
Net Payroll Paid		$(673,159)	$
Bank Service Charges		$—	$
Other: Payroll check wired from incorrect acct	$		$
H. SUBTOTAL Disbursements		$(673,159)	$
I. Ending Cash Balance (F+G-H)		$3,000		$—
Ending Balance per Bank Statement		$5,470	$
Less Outstanding Checks		$(2,470)
Add Deposits in Transit		$—
J. RECONCILIED BANK BALANCE		$3,000		$—

Ending Cash Balance (I) and Reconcilied Bank Balance (J) Should be Equal.

Attach Bank Statements.

UNAUDITED
PRELIMINARY, TENTATIVE AND SUBJECT TO MATERIAL CHANGE

Form No. 10

UNITED STATES BANKRUPTCY COURT
FOR THE DISTRICT OF MARYLAND
OFFICE OF UNITED STATES TRUSTEE

In re: Startec Global Operating Company	)	CHAPTER 11
	)	Case No.01-25009 DK
)
)

BALANCE SHEET

As of August 31, 2003

	Asset	Total
Current Assets:
Cash	$71,672
Pre-Petition Acct. Receivables	$4,830,444
Post-Petition Acct. Receivables	$15,676,440
Allowance for Doubtful Accounts	$(11,628,869)
Receivables from Officers, Employees, Affiliates (6)	$140,057,351
Other Current Assets:
Deposits	$1,507,560
Prepaids	$3,376,247
Other Accounts Receivable	$946,833

A. SUBTOTAL Current Assets		$154,837,677
Fixed Assets:
Equipment, Furniture & Fixtures	$53,339,250
Less: Accumulated Depreciation	$(18,279,738)
B. SUBTOTAL Fixed Assets		$35,059,512
Other Assets: (Identify)
Licenses and other intangibles	$25,604
Restricted securities	$—

C. SUBTOTAL Other Assets		$25,604
D. TOTAL ASSETS (A+B+C) (1)		$189,922,792

	Liability	Total
Post-Petition Liabilities:
Accounts Payable	$12,089,045
Accrued expenses	$4,336,658
DIP Financing	$27,658,955
E. SUBTOTAL Post-Petition Liabilities		$44,084,657
Pre-Petition Liabilities:
Priority Claims (3)
Secured Debts (2), (4)	$13,614,275
Unsecured Liabilities	$43,688,524
F. SUBTOTAL Pre-Petition Liabilities		$57,302,799
Stockholders’ Equity (Deficit):
Common Stock	$—
Unearned Compensation	$4,225
Accumulated Other Comprehensive Loss	$(115,477)
Additional Paid-in Capital	$239,080,857
Retained Earnings (deficit):
Pre-Petition	$(100,085,100)
Post-Petition	$(50,349,168)
G. SUBTOTAL Stockholders’ Equity (5)		$88,535,336
H. TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY (E+F+G)		$189,922,793

(1)  Represents the carrying value of assets.  Does not include any adjustments to reflect current market value or any adjustments associated with our audits for the years ending December 31, 2001 and December 31, 2002 , which have not been completed. The debtor may make further adjustments pertaining to years ending December 31, 2001 and December 31, 2002, such adjustments may result in additional charges not reflected above.

UNAUDITED
PRELIMINARY, TENTATIVE AND SUBJECT TO MATERIAL CHANGE

(2)  Pre-Petition, the debtor pledged as collateral all of its assets to secure a debt owed by the debtor’s parent company to NTFC Capital Corporation.  The balance of this obligation (including unpaid interest) was approximately $43.2 million as of August 31, 2003.Pursuant to G.A.A.P. debtor continues to accrue interest on its secured debts.

(3)  In the debtor’s Schedule of Assets and Liabilities, the debtor acknowledged the existence of priority claims, however the amount is unknown as of August 31, 2003.

(4)  Startec Global Operating Company and Startec Global Licensing Company are jointly indebted to Allied for $20.0 million in principal amount (the “Allied Facility”).  A portion of the Allied Facility equal to $10 million is jointly secured by the accounts receivable of Startec Operating and Startec Licensing (subordinate to NTFC’s lien thereon), and the remaining $10 million is unsecured.  For bookkeeping purposes, the debt is divided evenly between the co-debtors.

(5)  Includes prior period adjustments that were the result of the Company’s ordinary year-end close procedures.   The Company will restate its Monthly Operating Report for the months ending December 31, 2001 and December 31, 2002 after the audits for the years ending December 31, 2001 and December 31, 2002 have been completed.

(6)   In November 2002, the debtor was advanced an additional $1.9 million under the DIP financing to purchase a loan made to its affiliate, Vancouver Telephone Company from Coast Business Credit.

Form No. 12

UNITED STATES BANKRUPTCY COURT
FOR THE DISTRICT OF MARYLAND
OFFICE OF UNITED STATES TRUSTEE

In re: Startec Global Operating Company	)	CHAPTER 11
	)	Case No.01-25009 DK
)
)

Cash Disbursements Summary Report

For the Month Ending August 31, 2003

Total Disbursements from Operating Account (Note 1)	$(3,566,488.06)
Total Disbursements from Self Funded Medical Insurance Account	$—
Total Disbursements from Payroll Account (Note 2)	$(647,442.94)
Total Disbursements from Tax Escrow Account (Note 3)
Total Disbursements from other Account (Note 4)	$—
Grand Total Disbursements from all Accounts	$(4,213,931.00)

NOTE 1 - Include in this amount all checks written, wire transfers made from, or any other withdrawal from the general operating account.  Exclude only transfers to the debtor in possession payroll account, the debtor in possession tax escrow account or other debtor in possession account where the disbursement will be listed on this report.

NOTE 2 - Include in this amount all checks written, wire transfers made from, or any other withdrawal from the payroll account.  Exclude only transfers to the debtor in possession operating account, the debtor in possession tax escrow account or other debtor in possession account where the disbursement will be listed on this report.

NOTE 3 - Include in this amount all checks written, wire transfers made from, or any other withdrawal from the tax escrow account.  Exclude only transfers to the debtor in possession operating account, the debtor in possession payroll account or other debtor in possession account where the disbursement will be listed on this report.

NOTE 4 - Include in this amount any other disbursements made by the debtor including (but not limited to) cash paid from a petty cash fund or cash register, amounts paid from any other debtor in possession account, and amounts paid from the accounts of others on the debtor’s behalf (for example, disbursements made from a law firm’s escrow account as a result of a sale of property.)

UNAUDITED
PRELIMINARY, TENTATIVE AND SUBJECT TO MATERIAL CHANGE